Exhibit 10.7.1

FIRST AMENDMENT TO

MEZZANINE LOAN AGREEMENT

Dated as of January 7, 2003

Between

WHP MEZZ BORROWER-1, L.L.C.

and

WHP MEZZ BORROWER-2, L.L.C.,

collectively, as Borrower

and

BEAR STEARNS COMMERCIAL MORTGAGE, INC.,

as Lender

FIRST AMENDMENT TO MEZZANINE LOAN AGREEMENT

THIS FIRST AMENDMENT TO MEZZANINE LOAN AGREEMENT, dated as of January 7, 2003 (this “Amendment”), between BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 (“Lender”), WHP MEZZ BORROWER-1, L.L.C., a Delaware limited liability company (“Borrower 1”), and WHP MEZZ BORROWER-2, L.L.C., a Delaware limited liability company (“Borrower 2”), each having its principal place of business at 903 Calle Amenecer, Suite 100, San Clemente, California 92673 (Borrower 1 and Borrower 2, each, an “Individual Borrower” and, collectively, “Borrower”).

W I T N E S S E T H:

WHEREAS, Lender loaned the principal sum of $4,500,000.00 (the “Original Loan”) to Borrower pursuant to the terms and conditions of that certain Mezzanine Loan Agreement, dated as of December 5, 2002 (the “Loan Agreement”) and evidenced by that certain Promissory Note, dated December 5, 2002, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the “Original Note”); and

WHEREAS, pursuant to Section 9.1.2 of the Loan Agreement, Lender now wishes to amend the Loan Agreement, and Borrower consents to such amendment, in order to, among other things, resize the Original Loan and reallocate a portion of the Junior Mezzanine Loan to the Original Loan in an amount equal to $6,000,000 such that the Original Loan is hereby resized to an outstanding principal amount of $10,500,000 as evidenced by that certain Amended and Restated Promissory Note, dated as of the date hereof, made by Borrower in favor of Lender (the “Amended Note”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby covenant, agree, represent and warrant that the Loan Agreement is hereby amended as follows:

I.	MODIFICATIONS TO LOAN TERMS

Section 1.1 Schedule I attached to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

Section 1.2 The words “Four Million Five Hundred Thousand Dollars ($4,500,000)” are hereby deleted from the Recitals of the Loan Agreement regarding the amount of the Loan and are hereby replaced by the words “Ten Million Five Hundred Thousand Dollars ($10,500,000)”.

Section 1.3 The words “Fifty Million Dollars ($50,000,00)” are hereby deleted from the definition of Junior Mezzanine Loan in Section 1.1 of the Loan Agreement and are hereby replaced with the words “Forty Four Million Dollars ($44,000,000)”.

II.	MISCELLANEOUS

Section 2.1 Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Loan Agreement shall remain in full force and effect.

Section 2.2 Whenever the term “Note” is used in the Loan Agreement or in any of the other Loan Documents, such term shall be deemed to refer to the Amended Note, in the outstanding principal amount of $10,500,000.00.

Section 2.3 Whenever the term “Loan” is used in any Loan Document or any other document relating to the Loan to which Borrower, Guarantor or Limited Guarantor is a party including, but not limited to, Borrower’s organizational documents or in the organizational documents of Guarantor, such term shall be deemed to refer to the Loan as resized in the outstanding principal amount of $10,500,000.00. All references to the Loan amount of $4,500,000 shall be deemed to refer to the Loan resized in the outstanding principal amount of $10,500,000. Any reference to the term “Junior Mezzanine Loan” and the Junior Mezzanine Loan amount of $50,000,000 in any Loan Document shall be deemed to refer to the Junior Mezzanine Loan as resized in the outstanding principal amount of $44,000,000.

Section 2.4 All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified.

Section 2.5 Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement

Section 2.6 This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

Section 2.7 This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

Section 2.8 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict laws and any applicable law of the United States of America.

Section 2.9 No modification, amendment, extension, discharge, termination or waiver of any provision of the Loan Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

WHP MEZZ BORROWER-1, L.L.C., a Delaware limited liability company

By:
Name:
Title:

WHP MEZZ BORROWER-2, L.L.C., a Delaware limited liability company

By:
Name:
Title:

LENDER:

BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

GUARANTOR:

WESTBROOK HOTEL PARTNERS IV, L.L.C., a Delaware limited liability company

By:
Name:
Title:

WESTBROOK HOTEL CO-INVESTMENT PARTNERS IV, L.L.C., a Delaware limited liability company

By:
Name:
Title:

LIMITED GUARANTOR:

WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	Westbrook Real Estate Partners Management IV, L.L.C. its general partner

	By:	Westbrook Real Estate Partners, L.L.C., its managing member

By:
Name:
Title:

[Signatures continue on following page]

WESTBROOK REAL ESTATE FUND IV, L.P., a Delaware limited partnership

By:	Westbrook Real Estate Partners Management IV, L.L.C., its general partner

	By:	Westbrook Real Estate Partners, L.L.C., its managing member

By:
Name:
Title:

SCHEDULE I

(Properties – Release Amounts)

[see attached]

SCH. I-1